Van Kampen Massachusetts Value Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Massac  11/16    --    $100.0 $71,370  5,990,    8.39%  8.86%    UBS      UBS
husett   /06           0        ,000     000                    Invest  Securi
   s                                                             ment    ties
Housin                                                          Bank,     LLC
   g                                                            JPMorg
Financ                                                           an,
   e                                                            Lehman
Agency                                                          Brothe
                                                                 rs,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 Bear
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Melvin
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                 Inc.

                                                                Lehman
                                                                Brothe
Univer                                                           rs,
 sity   11/29    --    $123.2 $546,15  3,000,    0.55%  4.41%   Merril  Lehman
  of     /06             4     0,000     000                      l     Brothe
Puerto                                                          Lynch     rs
 Rico                                                           & Co.,
                                                                Samuel
                                                                  A.
                                                                Rodrig
                                                                uez &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank
                                                                 and
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation